SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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
Following is the text of an advertisement prepared by ICN Pharmaceuticals, Inc. and appearing in the May 23, 2002 edition of the Wall Street Journal.

                              ICN LEADERSHIP

                             PROVEN EXPERIENCE
                               PROVEN RESULTS

[X] ICN's nominees bring decades of international and pharmaceutical experience

[X]     ICN management has delivered long term financial results

      ICN BEATS PEER GROUP                       ICN BEATS TOP 10 PHARMAS
COMPANY NAME          STOCK     1 YEAR     COMPANY NAME      STOCK     1 YEAR
------------          SYMBOL    RETURN     ------------      SYMBOL    RETURN
                      ------    ------                       ------    ------
Best performers...                         Best performers...
--------------------------------------     ----------------------------------
ICN Pharmaceuticals     ICN     30.37%     ICN Pharmaceuticals   ICN   30.37%
--------------------------------------     ----------------------------------

Barr Labs               BRL     24.24%     Mylan                 MYL   21.75%
King Pharmaceuticals     KG     19.54%     Wyeth                 WYE   18.04%
Roche Holdings          RHHBY    8.31%     Abbott Labs           ABT   15.23%
Amgen                   AMGN     4.70%     Novartis AG-ADR       NVS    3.39%
Enzon Inc.              ENZN    -1.85%     Pfizer Inc.           PFE    3.14%
Schering-Plough          SGP   -10.18%     Eli Lilly & Co.       LLY    2.46%
Andrx Group             ADRX   -21.05%     Pharmacia Corp.       PHA   -7.37%
Watson Pharmaceuticals   WPI   -46.77%     Biogen Inc.           BGEN -20.23%
                                           Merck & Co.           MRK  -20.82%
                                           Bristol Myers Squibb  BMY  -25.43%

Source: Bloomberg, 4/2/01 - 3/28/02        Source: Bloomberg, 4/2/01 - 3/28/02

-----------------------------------VERSUS-------------------------------------

                        THE DISSIDENT SHAREHOLDERS

                               NO EXPERIENCE
                           NO LONG TERM STRATEGY

      [X] Zero experience in managing a global pharmaceutical company

      [X] Zero track record in complicated world of scientific discovery

      [X] Ill-defined overall objectives

      [X] Recent shareholders


       Vote for Proven Performance. [LOGO - ICN] Vote ICN Nominees.

                           VOTE THE ICN GOLD CARD
                                        ---------
      If you have any questions or need assistance voting your shares, please call:

                             MORROW & CO., INC.
                            Call 1-800-607-0088